UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2010

Date of reporting period:  November 30, 2010

Item 1. Reports to Stockholders.

Annual Report

November 30, 2010

Investment Adviser

Thunderstorm Mutual Funds LLC
101 Federal Street, Suite 1900
Boston, Massachusetts 02110

Phone: 1-877-374-3888
www.thunderstormvalue.com

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	8
INVESTMENT HIGHLIGHTS	10
SCHEDULE OF INVESTMENTS	12
STATEMENT OF ASSETS AND LIABILITIES	15
STATEMENT OF OPERATIONS	16
STATEMENTS OF CHANGES IN NET ASSETS	17
FINANCIAL HIGHLIGHTS	18
NOTES TO FINANCIAL STATEMENTS	19
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	26
BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	27
ADDITIONAL INFORMATION	30

Dear Fellow Shareholder,

Thunderstorm Value Fund (the “Fund”) achieved a total return of 16.35%, including reinvested dividends, in the fiscal year that ended November 30, 2010.

We were gratified by that result, since the Standard & Poor’s 500 Index (the “S&P 500”), which we regard as a measure of the overall U.S. equity market, increased 9.94% in the same period.  It should be noted that the composition of the Fund investment portfolio may differ, to a greater or lesser degree, from the composition of the S&P 500 from time to time.

So far, we have been pleased with the Fund’s performance for all three of its fiscal years.  Please see the discussion of performance for the Fund as well as the index benchmark on pages 10-11 for details and important caveats.

As of late 2010, the U.S. economy appears to be regaining some momentum.  There is strength in technology and auto sales.  The Conference Board’s index of leading economic indicators rose in 18 of the 20 months through November, including the last five months in a row, with November being the strongest of the five.  Though housing and unemployment remain troubled, we think the balance of the evidence is positive.  Accordingly, the fund is emphasizing industries that may benefit from an expanding economy, such as commodities, industrials and energy, and deemphasizing defensive groups such as health care, utilities and consumer staples.

We continue to give considerable weight to stocks in Asia, including China, Hong Kong and Indonesia.  In recent months we have begun to build up positions in gold-related stocks, because we believe the large U.S. budget deficits will cause the dollar to lose purchasing power during the next five years.  Gold may hold its value better than the dollar.

Our Investment Philosophy

Our investment philosophy is based on four principles:

•
A continuous search for value.  We seek stocks that appear to us to be bargains based on traditional value metrics such as the price/earnings ratio, price/book ratio, and price/revenue ratio.  We seek bargains wherever we find them, be it in the United States, Europe, Asia or Australia.

•	A contrarian bent. We believe the best profits are often achieved by going against the crowd.

•	Emphasis on companies’ balance-sheet strength. We rarely own a stock with debt greater than equity, and frequently purchase stocks of companies whose debt is less than 50% of equity.

•	Close attention to purchases and sales by company insiders. Such transactions act as a barometer of management’s level of conviction in a company’s prospects.

Country Allocation

The Fund’s prospectus states that at least 50% of the fund’s capital will be invested in the United States.  Up to 50% may be invested outside the U.S., including up to 25% in emerging markets.  Our country allocation as of late 2010, with figures rounded to the nearest percent, is as follows:

Country	Percentage of Fund Assets
United States	63%
China and Hong Kong	10%
Switzerland	6%
Indonesia	3%
Australia	3%
Brazil	3%
Bermuda	2%
All other countries*	6%
Cash	4%

*	United Kingdom, Israel, Japan and Sweden

We always keep at least half of the Fund’s capital in the U.S. because it is the market we know best, and because we think it has superior transparency.  Data on insider trades, for example, is available in the U.S. but not in most other countries.  However, we believe that many emerging markets have faster economic growth, younger populations, and smaller government deficits than the U.S. does.  Please see page 7 for a discussion of some of the risks of investing in foreign countries in general and emerging markets in particular.

Sector Allocation

As of late 2010, our sector allocation is as follows:

Sector	% of Fund Assets	% of S&P 500
Industrials	19.83%	10.95%
Consumer Discretionary	16.37%	10.76%
Information Technology	13.59%	18.73%
Materials	12.90%	3.71%
Energy	12.00%	11.87%
Health Care	10.40%	10.95%
Financials	7.82%	16.01%
Cash	4.24%	0.00%
Consumer Staples	1.97%	10.66%
Utilities	0.88%	3.29%

Source: Data and sector classifications from Bloomberg LP

Compared to the S&P 500 we are overweight in industrials, consumer discretionary, and materials, consistent with our positive economic outlook.

We are light in information technology, financials and consumer staples.  In information technology, we often have trouble finding companies that meet our value discipline.  We are light on financials because we believe banks and insurance companies need additional time to recover from the shocks of the financial crisis and recession of 2007-2009.  And we are light in consumer staples because we currently want to be aggressive rather than defensive.

Portfolio Changes

Here is a summary of the changes we made in the Fund’s portfolio during fiscal 2010 (the 12 months ended Nov. 30, 2010).  The discussion is organized by industry sector and includes major trades but not minor additions or trims.

Consumer Discretionary
We purchased two stocks that give us a presence in Brazil.  Helbor Empreendimentos SA is a builder of upper-income apartment buildings.  Grazziotin SA is a retailer.  The latter stock is illiquid; it does not trade every day.

We exited from Urbi Desarollos Urbanos SAB de CV, a producer of low-cost housing in Mexico, following some negative earnings surprises.

We sold Carnival Corp., the cruise operator, because we saw other opportunities that we believed offered a better value proposition.  We sold Gamestop Corp. following a revenue decline in the video-game retailer’s second quarter.

Consumer Staples
We sold Seaboard Corp. (which raises pigs, mills grain, and engages in ocean shipping) because its earnings declined three years consecutively in 2007-2009.  We sold Nestle SA because its valuations climbed above our value guidelines.

Energy
The Gulf of Mexico oil spill of April 20, 2010 did not change our belief that offshore drilling is important in securing an adequate supply of energy.  We entered the year already owning Transocean Ltd. and Oceaneering International Group, Inc.  In June and July, following the spill and a big drop in offshore energy stocks, we acted in a contrarian manner and increased our positions in those two stocks. During the year, we initiated positions in Rowan Cos., Inc. and Tidewater, Inc., but we sold Tidewater, Inc. eight months later because we were disappointed in operating results.

Onshore, we expanded our position in Boots & Coots, Inc. (best known for fighting oil well fires and blowouts) in January and enjoyed a substantial gain when it was acquired by Halliburton in September.  (We received a mixture of cash and Halliburton stock, and then sold the stock.)

We made our first foray into solar energy, buying GT Solar International, Inc.  This Merrimack, New Hampshire company makes furnaces to melt and purify silicon for solar panels.  Recently it has begun to sell furnaces to create synthetic sapphires, used in light-emitting diodes.

We sold our Devon Energy Corp. holding in January, as we wanted to put more emphasis on oil and less on natural gas.

Financials
We added HCC Insurance Holdings, Inc., which specializes in marine and aviation insurance, to the portfolio in early 2010.  This carrier came through the financial crisis with only a small decline in earnings.  Its stock, selling for book value (assets minus liabilities per share) appears undervalued to us.

We moved back into Goldman Sachs Group, Inc. when the stock was depressed by a government investigation into a controversial mortgage security.  The investment bank has also attracted negative attention regarding high-speed trading and the handsome salaries paid to its executives.  As a result of such issues, the stock traded in late 2010 for less than nine times earnings, a bargain price in our view for a talent-rich company with a distinguished history.

We purchased shares of Arch Capital Group Ltd., a Bermuda-based reinsurer.  The company earned a 24% return on equity in 2009, yet the stock sells at book value and eight times earnings.

We sold our holding in Berkshire Hathaway Inc.  We view CEO Warren Buffett as a genius, but Mr. Buffett is 80 years old and cannot go on forever.  Berkshire has also become so big that in our view it is hard for it to appreciate dramatically.

We sold our shares of China Construction Bank Corp., as we acquired stakes in other Chinese companies in which we had greater conviction (see Industrials).

Health Care
The Fund bought shares of Endo Pharmaceuticals Holdings, Inc., which manufactures generic and proprietary drugs for diseases of the nervous system such as Parkinson’s disease, attention deficit disorder, and multiple sclerosis.

Based partly on rising dividends, we purchased Johnson & Johnson shares.  The health-care company has raised its dividend five times in five years.

We added to our position in Amedisys, Inc. on weakness.  The home-nursing stock had fallen on news of two (now three) federal investigations into alleged overcharging of Medicare.  We believe the issues will be resolved without major damage to the company.

As part of an effort to make the portfolio less defensive and more aggressive, we sold our Pfizer, Inc. holding in January.

Industrials
We initiated a position in Innophos Holdings, Inc., a chemical maker specializing in phosphate-based chemicals.

We added Sparton Corp., which we view as a restructuring play.  Sparton, a micro-cap company based in Schaumburg, Illinois, has three units: sonic buoys for the Navy, medical equipment (mainly for in vitro fertilization), and electronics.  The third unit is the least profitable.  Our hope is that Sparton’s new management will improve and then sell off that division to concentrate on the two others.

As noted above, we want the fund to have a presence in China because relative to the U.S. that country is growing faster, has a smaller budget deficit, and has a younger population.  In the spring we purchased shares in China Advanced Construction Materials Group, Inc., a maker of concrete used in high-speed railroad beds and construction projects.  Also in China, we enlarged our holding of Texwinca Holdings Ltd., which makes textiles and clothing.

In May we bought Dorman Products, Inc., a maker of auto parts primarily for the replacement market.  Dorman proved to be one of our largest gainers during the fiscal year, as consumers held onto their old cars longer and purchased more replacement parts.

We expanded our position in Esterline Technologies Corp., which makes cockpit controls for civilian and military aircraft.  In 2011 we anticipate that the civilian component will expand while the military component shrinks because of federal budget pressures.

We sold Commercial Metals Co., Ladish, Inc., Schnitzer Steel Industries Inc., Overseas Shipholding Group Inc., and Twin Disc, Inc. because their operating results were less robust than we had hoped.

Information Technology
The Fund took a position in ManTech International Corp., which makes computer systems for U.S. government entities, especially the defense department and the intelligence community.  We also initiated a holding in KNOW IT AB, a Swedish information-technology consultant.

In the third quarter we established a fairly large position in Intel Corp., the semiconductor manufacturer.  We were drawn by a combination of insider buying and rising dividends.  Both are indicators that management believes better times are ahead.

We expanded our position in Western Digital Corp., the world’s second-largest maker of computer disk drives (after Seagate).  We view it as substantially undervalued. In late 2010 it sold for six times earnings and less than one times revenue.

We sold our shares in Analog Devices, Inc. and Autodesk, Inc. on valuation grounds, when our gains qualified as long-term.

Materials
The Fund began building a substantial position in gold stocks.  We purchased Kingsgate Consolidated Ltd., an Australian miner that produces gold mainly in Thailand; Highland Gold Mining, Ltd., a British company that mines gold in Russia; and Freeport McMoRan Copper & Gold, Inc., a U.S. company that mines copper and gold primarily in Indonesia.

As it rose in price, we lightened our position in BHP Billiton Ltd., and then sold it entirely when it qualified for long-term capital gains treatment.  We sold OM Group, Inc., a producer of cobalt, because sales and earnings were not bouncing back from the recession as rapidly as we hoped.

Telecommunications
We parted with our shares in Mobile TeleSystems OJSC (in Russia) and China Mobile Ltd., the former at a profit, the latter near break-even.  Mobile TeleSystems’ debt moved above our guideline.  In the case of China Mobile, we had grown to question whether it would be able to sustain the growth rate of recent years.  The two sales left the fund with no telecommunications stocks.

Utilities
The Fund has a very slender representation in utilities.  At mid-year, we bought shares of Mirant Corp., an operator of power-generation plants that sells its electricity wholesale to utilities.  Late in 2010 Mirant merged with another company to form Genon Energy.  The stock’s appeal lies in its extreme cheapness.  It sells for about 0.4 times book value and 0.6 times revenue.

Conclusion

Our goal is to achieve good returns over the years by purchasing value stocks both large and small, in the U.S. and abroad.  We thank each of our shareholders for participating in this investment venture with us.

Cordially,

John Dorfman
Portfolio Manager

Please see the following page for important information.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, and are not intended to be a forecast or future events, a guarantee of future results, nor investment advice.

Please refer to the prospectus for important information about the investment company including objectives, risks, charges, and expenses. Read and consider it carefully before investing. You may obtain a hard copy of the prospectus by calling 1-877-374-3888 or by visiting www.thunderstormvalue.com.

Mutual fund investing involves risk. Principal loss is possible. The fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of the Fund’s holdings, please refer to the Schedule of Investments found on pages 12-14 in this report.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Notes:

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Definitions:

Price/book ratio: Stock price divided by a company’s book value (assets minus liabilities) per share.

Price/earnings ratio: Stock price divided by the company’s past 12 months’ per-share earnings.

Price/Revenue: The market price of a stock divided by the company’s revenue per share.

Return on Equity (ROE): A measure of a corporation’s profitability. Represents average return on equity on the securities in the portfolio, not the actual return on equity on the portfolio.

Thunderstorm Value Fund is distributed by Quasar Distributors, LLC

Thunderstorm Value Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 6/1/10–11/30/10.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Thunderstorm Value Fund
Expense Example (Continued)
(Unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2010 -
	June 1, 2010	November 30, 2010	November 30, 2010*
Actual	$1,000.00	$1,121.40	$10.58
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.09	$10.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Thunderstorm Value Fund
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation.

Allocation of Portfolio Holdings
% of Investments

Average Annual Returns as of November 30, 2010

	Thunderstorm	S&P 500
	Value Fund	Index
One Year	16.35%	9.94%
Since Inception (12/31/07)	(0.97)%	(5.06)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-374-3888 or by visiting our web site, www.thunderstormvalue.com.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Continued

Thunderstorm Value Fund
Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Growth of $25,000 Investment

*  Inception Date

Thunderstorm Value Fund

Schedule of Investments

November 30, 2010

	Shares	Value
COMMON STOCKS 98.31%
Administrative and Support Services 2.25%
Mantech International Corp. (a)	6,500	$259,480

Ambulatory Health Care Services 2.37%
Amedisys, Inc. (a)	9,600	272,448

Animal Production 1.86%
Cal-Maine Foods, Inc.	7,000	214,620

Chemical Manufacturing 10.17%
Endo Pharmaceuticals Holdings, Inc. (a)	9,700	349,297
Innophos Holdings, Inc.	7,000	238,420
Johnson & Johnson	5,000	307,750
Merck & Co., Inc.	8,000	275,760
		1,171,227
Computer and Electronic Product Manufacturing 16.21%
Garmin Ltd. (b)	11,300	327,248
GT Solar International, Inc. (a)	36,000	240,840
Intel Corp.	23,000	485,760
KNOW IT AB (b)	13,700	125,159
Sparton Corp. (a)	31,000	252,030
Western Digital Corp. (a)	13,000	435,500
		1,866,537
Construction of Buildings 1.54%
Helbor Empreendimentos SA (b)	15,000	177,942

Credit Intermediation and Related Activities 1.44%
Cullen/Frost Bankers, Inc.	3,106	166,295

Electrical Equipment, Appliance, and Component Manufacturing 2.47%
Powell Industries, Inc. (a)	8,100	284,958

Insurance Carriers and Related Activities 4.22%
Arch Capital Group Ltd. (a)(b)	3,200	288,960
HCC Insurance Holdings, Inc.	7,000	196,560
		485,520
Machinery Manufacturing 6.46%
Baldwin Technology Co. (a)	70,000	95,900
Esterline Technologies Corp. (a)	7,900	465,152
United Tractors Tbk PT (b)	72,000	183,307
		744,359

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Schedule of Investments (Continued)

November 30, 2010

	Shares	Value
Management of Companies and Enterprises 5.93%
Goldman Sachs Group, Inc.	1,580	$246,701
Jardine Matheson Holdings Ltd. (b)	10,081	435,903
		682,604
Merchant Wholesalers, Durable Goods 5.49%
Dorman Products, Inc. (a)	16,000	632,160

Merchant Wholesalers, Nondurable Goods 1.14%
Grazziotin SA (b)(c)	15,000	130,789

Mining (except Oil and Gas) 9.48%
Cliffs Natural Resources, Inc.	5,900	403,206
Freeport-McMoRan Copper & Gold, Inc.	1,700	172,244
Highland Gold Mining Ltd. (a)(b)	80,480	227,832
Kingsgate Consolidated Ltd. (b)	30,000	288,412
		1,091,694
Motor Vehicle and Parts Dealers 1.70%
Astra International Tbk PT (b)	34,000	195,329

Nonmetallic Mineral Product Manufacturing 0.85%
China Advanced Construction Materials Group, Inc. (a)	25,000	98,500

Oil and Gas Extraction 5.20%
CNOOC Ltd. (b)	276,000	598,555

Support Activities for Mining 9.05%
Oceaneering International Group, Inc. (a)	6,600	456,060
Rowan Cos, Inc. (a)	5,000	150,750
Transocean Ltd. (a)(b)	6,500	435,695
		1,042,505
Textile Mills 3.32%
Texwinca Holdings Ltd. (b)	328,000	382,275

Transportation Equipment Manufacturing 6.30%
Elbit Systems Ltd. (b)	3,100	145,080
General Dynamics Corp.	6,600	436,194
NGK Spark Plug Co. Ltd. (b)	10,000	143,864
		725,138
Utilities 0.86%
Mirant Corp. (a)	10,000	99,200
Total Common Stocks (Cost $9,220,961)		11,322,135

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Schedule of Investments (Continued)

November 30, 2010

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS 4.94%
Money Market Funds 4.94%
AIM STIC - Liquid Assets Portfolio	$568,625	$568,625
Total Short-Term Investments (Cost $568,625)		568,625
Total Investments (Cost $9,789,586) 103.25%		11,890,760
Liabilities in Excess of Other Assets (3.25)%		(374,272)
TOTAL NET ASSETS 100.00%		$11,516,488

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)
The Adviser has determined this security to be illiquid.  The total value of illiquid securities at November 30, 2010 was $130,789, comprising 1.14% of net assets, while the remainder of the Fund’s net assets, 98.86% were liquid.

Abbreviations:
AB – Aktiebolog is the Swedish term for a stock-based corporation.
PT – Perseroan Terbuka is the Indonesian term for a limited liability company.
SA – Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statement of Assets and Liabilities

November 30, 2010

Assets
Investments, at value (cost $9,789,586)	$11,890,760
Dividends and interest receivable	26,508
Receivable from Adviser	60
Other assets	12,974
Total Assets	11,930,302

Liabilities
Payable for Fund shares redeemed	365,245
Payable to affiliates	20,269
Accrued expenses and other liabilities	28,300
Total Liabilities	413,814
Net Assets	$11,516,488

Net Assets Consist Of:
Paid-in capital	$10,955,387
Accumulated net realized gain (loss)
Investments	(1,541,794)
Foreign currency translation	1,256
Net unrealized appreciation
Investments	2,052,906
Foreign currency translation	48,733
Net Assets	$11,516,488

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,234,058

Net asset value, redemption price and offering price per share	$9.33

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statement of Operations

For the Year Ended November 30, 2010

Investment Income
Dividend income(1)	$177,158
Interest income	1,643
Total Investment Income	178,801

Expenses
Advisory fees	112,804
Administration fees	36,445
Transfer agent fees and expenses	30,855
Fund accounting fees	28,742
Audit and tax fees	25,026
Legal fees	20,974
Federal and state registration fees	18,537
Custody fees	16,776
Chief Compliance Officer fees and expenses	7,988
Reports to shareholders	6,544
Trustees’ fees and related expenses	4,428
Other expenses	3,641
Total Expenses	312,760
Less waivers and reimbursement by Adviser (Note 4)	(88,280)
Net Expenses	224,480

Net Investment Loss	(45,679)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	172,870
Foreign currency translation	1,258
Change in net unrealized appreciation (depreciation) on:
Investments	1,682,537
Foreign currency translation	(142,777)
Net Realized and Unrealized Gain on Investments	1,713,888
Net Increase in Net Assets from Operations	$1,668,209

(1)	Net of $8,192 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2010	November 30, 2009
From Operations
Net investment income (loss)	$(45,679)	$36,992
Net realized gain (loss) on from:
Investments	172,870	(2,826,330)
Foreign currency translation	1,258	(3,748)
Change in net unrealized
appreciation (depreciation) on:
Investments	1,682,537	4,894,465
Foreign currency translation	(142,777)	138,427
Net increase in net assets from operations	1,668,209	2,239,806

From Distributions
Net investment income	(29,745)	(41,129)
Net realized gain on investments	—	(297,456)
Net decrease in net assets resulting
from distributions paid	(29,745)	(338,585)

From Capital Share Transactions
Proceeds from shares sold	380,573	1,056,623
Net asset value of shares issued in
reinvestment of distributions to shareholders	29,745	334,755
Payments for shares redeemed	(1,464,937)	(1,846,934)
Net decrease in net assets
from capital share transactions	(1,054,619)	(455,556)

Total Increase in Net Assets	583,845	1,445,665

Net Assets
Beginning of period	10,932,643	9,486,978
End of period	$11,516,488	$10,932,643

Accumulated net investment income	$—	$29,745

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	November 30, 2010	November 30, 2009	November 30, 2008(1)
Net Asset Value,
Beginning of Period	$8.04	$6.52	$10.00

Income (loss) from
investment operations:
Net investment income (loss)	(0.04)	0.03	0.02
Net realized and unrealized
gain (loss) on investments	1.35	1.74	(3.50)
Total from
Investment Operations	1.31	1.77	(3.48)

Less distributions paid:
From net investment income	(0.02)	(0.03)	—
From net realized
gain on investments	—	(0.22)	—
Total distributions paid	(0.02)	(0.25)	—
Net Asset Value,
End of Period	$9.33	$8.04	$6.52
Total Return(2)	16.35%	28.12%	(34.80)%

Supplemental Data and Ratios:
Net assets at
end of period (000’s)	$11,516	$10,933	$9,486
Ratio of expenses to
average net assets:
Before waiver and
expense reimbursement(3)	2.77%	3.01%	2.43%
After waiver and
expense reimbursement(3)	1.99%	1.99%	1.99%
Ratio of net investment income
to average net assets:
Before waiver and
expense reimbursement(3)	(1.19)%	(0.62)%	(0.14)%
After waiver and
expense reimbursement(3)	(0.41)%	0.40%	0.30%
Portfolio turnover rate(2)	92.86%	88.52%	22.49%

(1) The Fund commenced operations on December 31, 2007.
(2) Not annualized for periods less than a full year.
(3) Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund
Notes to Financial Statements
November 30, 2010

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Thunderstorm Value Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on December 31, 2007.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”).  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Fund’s investment adviser, Thunderstorm Mutual Funds LLC (the “Adviser”) to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2010

The Fund has adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Manufacturing	$5,272,994	$—	$—	$5,272,994
Wholesale Trade	632,160	130,789	—	762,949
Mining	2,732,754	—	—	2,732,754
Finance and Insurance	651,815	—	—	651,815
Management of Companies and Enterprises	682,604	—	—	682,604
Retail Trade	195,329	—	—	195,329
Health Care and Social Assistance	272,448	—	—	272,448
Agriculture, Forestry, Fishing and Hunting	214,620	—	—	214,620
Construction	177,942	—	—	177,942
Administration Support, Waste Management	259,480	—	—	259,480
Utilities	99,200	—	—	99,200
Total Equity	11,191,346	130,789	—	11,322,135
Short-Term Investments	568,625	—	—	568,625
Total Investments in Securities	$11,759,971	$130,789	$—	$11,890,760

In March 2008, Statement of Financial Accounting Standards, “Disclosures about Derivative Instruments and Hedging Activities” (“Disclosures about Derivatives”) was issued and is effective for interim and annual periods beginning after November 15, 2008.  Disclosures about Derivatives is intended to improve financial reporting for

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2010

derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management has evaluated Disclosures about Derivatives and has determined that there is no impact on the Fund’s financial statements, as the Fund did not hold financial derivative instruments during the periods presented.

(b)Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)Distributions to Shareholders

The Fund will distribute net investment income and net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2010

(f)Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means.

(g)Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(h)Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$29,745	$ 41,129
Long-Term Capital Gain	$ —	$297,456

As of November 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$9,790,830
Gross tax unrealized appreciation	2,508,960
Gross tax unrealized depreciation	(408,565)
Net tax unrealized appreciation	$2,100,395
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains/losses	$(1,539,294)
Total accumulated gains	$561,101

The difference between book basis and tax basis of investments is attributable mainly to securities transferred in kind.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2010

At November 30, 2010, the Fund had accumulated net realized capital loss carryovers of $1,539,294 which will expire on November 30, 2017. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. During the fiscal year, $548,714 of capital loss carryovers were utilized.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income	$ 45,679
Accumulated Net Realized Gain	$ (14,077)
Paid-In Capital	$ (31,602)

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of November 30, 2010. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2010. At November 30, 2010, the fiscal tax years 2008 through 2010 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, which became effective on December 31, 2007, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.99% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the year ended November 30, 2010, expenses of $88,280 incurred by the Fund were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

November 30, 2011	$48,817
November 30, 2012	$94,672
November 30, 2013	$88,280

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2010

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(6)	Capital Share Transactions
Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	November 30, 2010	November 30, 2009
Shares sold	41,807	149,038
Shares issued to holders in reinvestment
of distribution	3,571	52,469
Shares redeemed	(171,508)	(297,225)
Net decrease	(126,130)	(95,718)

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Fund for the year ended November 30, 2010, are listed below. The Fund did not have any purchases or sales of long-term U.S. Government securities.

Purchases	$9,645,626
Sales	$10,320,498

(8)	New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06,Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, b) the reasons for any transfers in or out of Level 3 and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. Except for the requirement to disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis, all ASU 2010-06 disclosure requirements are effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2009. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
November 30, 2010

and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU 2010-06 and the impact it will have to the Fund’s financial statement disclosures.

(9)	Subsequent Event

On November 30, 2010, the Board of Trustees approved an amendment to the Operating Expense Limitation Agreement between the Trust, on behalf of the Fund, and the Adviser, pursuant to which the Adviser has agreed to reduce the Expense Limitation Cap from 1.99% to 1.48% of the Fund’s average daily net assets, effective December 1, 2010 through at least August 31, 2012, subject thereafter to annual re-approval by the Board of Trustees.

Thunderstorm Value Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of Thunderstorm Value Fund and,
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thunderstorm Value Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of November 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 28, 2011

Thunderstorm Value Fund
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 10, 2010 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Thunderstorm Value Fund (the “Fund”), a series of the Trust, and Thunderstorm Mutual Funds, LLC, the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2011.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND.

The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of John R. Dorfman, the Fund’s portfolio manager, as well as other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance policies and procedures and any material compliance issues during the prior year with respect to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees

Thunderstorm Value Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance policies and procedures, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER.

The Trustees discussed the Fund’s performance for the one-year and year-to-date periods ended May 31, 2010, and the overall performance by the Adviser since the inception of the Fund on December 31, 2007.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the S&P 500 Index.  The Trustees noted that for the year-to-date, one-year and since-inception periods, the Fund had lagged the benchmark index.  The Trustees also noted for the one-year period ending June 30, 2010, the Fund had performed in the middle of its peer group of global multi-cap value funds.  After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to a peer group of global multi-cap value funds, as constructed by data presented by Lipper, Inc., and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser has provided substantial subsidies for the Fund’s operations since the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the Meeting, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% was at the high end of the peer group, above the median fee of 0.85%.  The Trustees noted that under the Fund’s Operating Expense Limitation Agreement the Fund’s total expenses, excluding acquired fund fees and expenses and dividends and interest on short sales (net of fee

Thunderstorm Value Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

waivers and expense reimbursements) would be capped at 1.99%, which effectively resulted in the Adviser waiving its entire management fee.  The Trustees observed that the Fund’s total expense ratio of 1.99% was at the high end for the peer group, well above the peer group median of 1.208%.  The Trustees then compared the fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser and noted that the Fund’s management fee was lower than the fee paid by separate account clients.

The Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative performance and expense and management fee information.  The Trustees noted that the Adviser had not yet achieved a profit in acting as investment adviser to the Fund and that the Adviser maintained adequate profit levels to support the services to the Fund from the revenues of its overall investment advisory activities, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND.

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

Thunderstorm Value Fund
Additional Information
(Unaudited)

Tax Information

The Fund designates 100.00% of its ordinary income distribution for the year ended November 30, 2010, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2010, 100.00% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2010, the Fund designates 2.37% of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c).

Indemnification

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-374-3888.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	26	Independent
615 E. Michigan St.		Term; Since	Chair of		Trustee, USA
Milwaukee, WI 53202		August 22,	Accounting,		MUTUALS
Age: 55		2001	Marquette University		(an open-end
			(2004–present);		investment
			Associate Professor		company with
			of Accounting,		two portfolios).
Marquette University
(1996–2004).

Thunderstorm Value Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Gary A. Drska	Trustee	Indefinite	Captain, Midwest	26	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 54		2001	(1986–present);		(an open-end
			Director, Flight		investment
			Standards &		company with
			Training		two portfolios).
(1990–1999).

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	26	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 67		2009	Chief Compliance		Endowment
			Officer (“CCO”),		Fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–present); Vice		Trustee, Gottex
			President, Secretary,		Multi-Alternatives
			Treasurer and CCO		Fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies).
1997–2007); President,
CAO and CCO,
Granum Securities,
LLC (a broker-dealer)
(1997–2007).
Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	26	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 48	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

Thunderstorm Value Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 53	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present);
	Accounting	Since	UMB Investment
	Officer	Sept. 10,	Services Group
		2008	(2000–2004).
(Treasurer)

Robert M Slotky	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President, U.S.
Milwaukee, WI 53202	Officer and	January 26,	Bancorp Fund
Age: 63	Anti-Money	2011	Services, LLC
	Laundering		(2001–present).
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	and Legal
Milwaukee, WI 53202		November 15,	Compliance Officer,
Age: 31		2005	U.S. Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 36		2008	Services, LLC
(2002–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

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A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at

1-888-374-3888. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Fund toll free at 1-888-374-3888 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

THUNDERSTORM VALUE FUND

Investment Adviser	Thunderstorm Mutual Funds LLC
101 Federal Street, Suite 1900
Boston, Massachusetts 02110

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on February 5, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph. D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2010	FYE 11/30/2009
Audit Fees	$21,450	$20,850
Audit-Related Fees	0	0
Tax Fees	$3,585	$3,475
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2010	FYE 11/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2010	FYE 11/30/2009
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Trust for Professional Managers

By (Signature and Title)      /s/  Joseph Neuberger
Joseph Neuberger, President

Date   February 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)       /s/  Joseph Neuberger
Joseph Neuberger, President

Date   February 4, 2011

By (Signature and Title)      /s/ John Buckel
John Buckel, Treasurer

Date   February 4, 2011